UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 29, 2015

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 4, 2016, Dex Media, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to Forbearance Agreement (as amended by the First Amendment to Forbearance Agreement dated as of November 23, 2015, and the Second Amendment to Forbearance Agreement dated as of December 14, 2015, the “Forbearance Agreement”) by and among the Company, certain of the Company’s direct and indirect subsidiaries, JPMorgan Chase Bank, N.A. (“JPM”) as an agent under (i) the Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Dex Media East, Inc., as borrower, the Company, Dex Media Holdings, Inc. (“Holdings”), JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; (ii) the Amended and Restated Credit Agreement, dated as of April 30, 2013, among Dex Media West, Inc., as borrower, the Company, Holdings, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and (iii) the Amended and Restated Loan Agreement, dated as of April 30, 2013, by and among SuperMedia, Inc., as borrower, the Company, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; Deutsche Bank Trust Company Americas (“DB”) as an agent under the Fourth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among R.H. Donnelley Inc., as borrower, the Company, DB, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and each lender under the Credit Agreements executing the Forbearance Agreement.

Pursuant to the Third Amendment, the forbearance period (the “Forbearance Period”) under the Forbearance Agreement, which was previously set to expire at 11:59 p.m. (New York time) on January 4, 2016, was extended such that it will expire no later than 11:59 p.m. (New York time) on January 18, 2016 (the “Expiration Time”); provided, however, that if Sufficient Lenders (as defined in the Third Amendment) have not provided a written notice of termination on or prior to January 18, 2016, the Expiration Time shall be automatically extended until 11:59 p.m. (New York time) on the earliest date of termination that is specified in a written notice delivered by Sufficient Lenders, which specified date must be at least five business days after the date such notice is delivered. The Forbearance Period remains subject to early termination upon the occurrence of certain termination events previously disclosed in the Company’s Current Report on Form 8-K filed on November 5, 2015.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 29, 2015, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), stating that Nasdaq has determined that the Company’s securities will be delisted from the Nasdaq Global Select Market due to the Company’s inability to regain compliance with the $15 million minimum market value of publicly held shares continued listing standard, as required by Nasdaq Listing Rule 5450(b)(3)(C). The Company’s receipt of Nasdaq’s initial notification letter with respect to its lack of compliance with such rule was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 7, 2015. Accordingly, unless the Company requests an appeal of Nasdaq’s determination, trading of the Company’s common stock will be suspended at the opening of business on January 7, 2016, and Nasdaq will file a Form 25-NSE with the Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company currently does not intend to appeal Nasdaq’s determination. The Company expects that its securities will be eligible to be quoted on the OTC Bulletin Board or in the “Pink Sheets.”

Forward-Looking Statements

Some statements included in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may”, “will”, “could”, “should”, “would”, “believe”, “anticipate”, “forecast”, “estimate”, “expect”, “preliminary”, “intend”, “plan”, “project”, “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements, as they are not guarantees of future performance. Forward-looking statements provide current expectations with respect to the Company’s financial performance and future events with respect to the Company’s business and industry in general.  Forward-looking statements are based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, the risks related to the following:  the Company’s ability to provide assurance for the long-term continued viability of its business; the Company’s non-compliance with certain covenants under its senior secured credit facilities and senior subordinated notes; the Company’s ability to comply with the forbearance agreement with respect to its senior secured credit facilities or the risk that the forbearance agreement is terminated; limitations on the Company’s operating and strategic flexibility and the ability to operate the Company’s business, finance its capital needs or expand business strategies under the terms of the Company’s credit facilities; limited access to capital markets and increased borrowing costs resulting from the Company’s leveraged capital structure and debt ratings; the Company’s ability to obtain additional financing or refinance its existing indebtedness on satisfactory terms or at all; the Company’s ability to accurately report its financial results due to a material weaknesses in its internal control over financial reporting; changes in the Company’s credit rating; changes in the Company’s operating performance; the Company’s ability to implement its business transformation program as planned; the Company’s ability to realize the anticipated benefits in the amounts and at the times expected from the business transformation program; the risk that the amount of costs associated with the Company’s business transformation program will exceed estimates; the risk that the Company’s common stock may be delisted from The Nasdaq Stock Market LLC; reduced advertising spending and increased contract cancellations by the Company’s clients, which causes reduced revenue; declining use of print yellow page directories by consumers; the Company’s ability to collect trade receivables from clients to whom we extend credit; credit risk associated with the Company’s reliance on small and medium sized businesses as clients; the Company’s ability to anticipate or respond to changes in technology and user preferences; the Company’s ability to maintain agreements with major Internet search and local media companies; competition from other yellow page directory publishers and other traditional and new media including increased competition from existing and emerging digital technologies; changes in the availability and cost of paper and other raw materials used to print the Company’s directories; the Company’s reliance on third-party providers for printing, publishing and distribution services; the Company’s ability to attract and retain qualified key personnel; the Company’s ability to maintain good relations with its unionized employees; changes in labor, business, political and economic conditions; changes in governmental regulations and policies and actions of federal, state and local municipalities impacting the Company’s businesses; the outcome of pending or future litigation and other claims; and other events beyond the Company’s control that may result in unexpected adverse operating results.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the periodic and other reports the Company files with the Commission, including the information in “Item 1A. Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, “Item 1A. Risk Factors” in Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, “Item 1A. Risk Factors” in Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, which are incorporated herein by reference.  If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof or, in the case of statements incorporated by reference, on the date of the document incorporated by reference and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment, dated as of January 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

By:	/s/ Raymond R. Ferrell
	Name:	Raymond R. Ferrell
	Title:	Executive Vice President —
General Counsel and Corporate Secretary

Date:                  January 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment, dated as of January 4, 2016.